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                                                                    EXHIBIT 10.3

                         MESA GENERAL HOSPITAL -- LEASE

                               Amendment to Lease

     This Amendment to Lease (the "Amendment") is made and entered into as of the 30th day of April, 2003 by and between Sierra Equities, Inc., a California corporation (the "Lessor") and Mesa General Hospital, L.P., a Delaware limited partnership (the "Lessee") based upon the following facts:

     A. Lessor and Lessee are parties to the following lease documents (collectively, the "Lease") relating to certain leased premises more particularly described therein (the "Premises"):

     1. Lease dated July 29, 1977 between Sierra Equities, Inc., a California corporation, and Mesa General Hospital, Inc., an Arizona corporation;

     2. Addendum to Lease dated August 11, 1983 between Sierra Equities, Inc., a California corporation, and Mesa General Hospital, Inc., an Arizona corporation;

     3. Conforming Amendment to Lease dated June 10, 1991 (the "June 10, 1991 Amendment") between Sierra Equities, Inc., a California corporation, and Mesa General Hospital, Inc., an Arizona corporation;

     4. Settlement and Release Agreement dated October 31, 2000, among, inter alia, Sierra Equities, Inc., a California corporation, Mesa General Hospital, Inc., an Arizona corporation, and Mesa General Hospital, L.P., a Delaware limited partnership.

     B. Lessor and Lessee desire to amend the Lease on the terms and conditions set forth herein.

         Based on the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Term. The term of the Lease is extended to July 31, 2006, on the terms and conditions contained in the Lease as modified hereby.

     2. Deletions. Paragraph 2 of the June 10, 1991 Amendment is deleted in its entirety and shall be of no further force and effect.

     3.  Rent.

         (a) The monthly rent payable for the period from August 1, 2003 through July 31, 2005 (the "First Adjustment Period") shall be adjusted by multiplying the rent payable for the month of July 2003, as theretofore adjusted, by a fraction, the numerator of which shall be the CPI (as defined below) published for the month of June 2003 and the denominator of which shall be the CPI published for the month of June 2001; provided, however, that in no event shall the monthly rent for the First Adjustment Period be less than 100% of, or more than 110% of, the rent for the month of July, 2003.





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          (b) The monthly rent payable for the period August 1, 2005 through
July 31, 2006 (the "Second Adjustment Period") shall be adjusted by multiplying the rent payable for the month of July 2005, as theretofore adjusted, by a fraction, the numerator of which shall be the CPI published for the month of June 2005 and the denominator of which shall be the CPI published for the month of June 2003; provided, however, that in no event shall the monthly rent for the Second Adjustment Period be less than 100% of, or more than 110% of, the rent for the month of July, 2005.

          (c) "CPI" means the Consumer Price Index for All Urban Consumers, All Items, U.S. City Average, utilizing the latest base year adopted for such Index, as reported by the Bureau of Labor Statistics of the United States Department of Labor or any successor agency; provided, however, that notwithstanding anything to the contrary contained in this paragraph, the two CPIs used in the foregoing calculations shall in all cases utilize the same base year. If the CPI ceases to be published or if for any reason the foregoing computation cannot be based upon such changes in the CPI, it shall be based upon changes in another index to be selected by Lessor that enjoys general recognition and acceptance as an indicator of changes in consumer prices.

       4. Except as provided in this Amendment, all of the terms and provisions of the Lease remain unmodified and in full force and effect.

       IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date and year first above written.


                              LESSOR:           Sierra Equities, Inc., a
                                                California Corporation

                                                By: /s/ Dan Freeberg
                                                    ------------------------
                                                Its: President
                                                    ------------------------


                              LESSEE:           IASIS Healthcare Holdings, Inc.
                                                as General Partner to

                                                Mesa General Hospital, L.P., a
                                                Delaware limited partnership

                                                By: /s/ W. Carl Whitmer
                                                    -------------------------
                                                Its: Chief Financial Officer
                                                     ------------------------